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                                     PROXY
                PRUDENTIAL ALLOCATION FUND--STRATEGY PORTFOLIO
                              GATEWAY CENTER THREE
                         NEWARK, NEW JERSEY 07102-3777
               THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES

    The undersigned hereby appoints S. Jane Rose, Marguerite E.H. Morrison and Grace Torres as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Prudential Allocation Fund--Strategy Portfolio, held of record by the undersigned on April 4, 1997, at the Special Meeting of Shareholders to be held on June 25, 1997, or any adjournment thereof.

    The Trustees recommend a vote "FOR" the following proposal.

    1. Approval of the Agreement and Plan of Reorganization

                / /  APPROVE         / /  DISAPPROVE        / /  ABSTAIN

    2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.
                                                                          (OVER)

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(CONTINUED FROM OTHER SIDE)

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

    This proxy when executed will be voted in the manner described herein by the undersigned shareholder. If executed and no direction is made, this proxy will be voted FOR Proposal 1.

    Please sign exactly as name appears below. When shares are held by joint tenants, both should sign.

                                       When  signing   as  attorney,   executor,
                                       administrator,   trustee   or   guardian,
                                       please give  full  title as  such.  If  a
                                       corporation,    please   sign   in   full
                                       corporate  name  by  president  or  other
                                       authorized  officer.  If  a  partnership,
                                       please  sign  in   partnership  name   by
                                       authorized person.

                                       Dated                               ,1996
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                                       Signature

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                                       Signature if held jointly